UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 01, 2023

EXCHANGERIGHT INCOME FUND

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56543	36-7729360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 E. Colorado Blvd Suite 310
Pasadena, California		91106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 317-4448

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

The Managers of ExchangeRight Real Estate, LLC (“ExchangeRight”), which is the sole member and manager of ExchangeRight Income Fund Trustee, LLC (the “Trustee”), which is the sole trustee of ExchangeRight Income Fund, doing business as ExchangeRight Essential Income REIT (the “Company”), conducted a comprehensive, competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Managers of ExchangeRight (the “Managers”) invited several independent registered public accounting firms to participate in this process. Following a competitive review and receipt of proposals from the independent registered public accounting firms that participated in the process, on November 1, 2023 the Managers authorized the dismissal of Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm, and authorized the engagement of Grant Thornton LLP (“Grant Thornton”) on November 7, 2023 to serve as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2023, subject to satisfactory completion of its client acceptance procedures. The dismissal of Baker Tilly as the Company’s independent registered public accounting firm became effective immediately on November 1, 2023.

Baker Tilly’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022 and 2021 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s fiscal years ended December 31, 2022 and 2021, and in the subsequent interim period preceding Baker Tilly’s dismissal, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Baker Tilly’s satisfaction, would have caused Baker Tilly to make reference in connection with their opinion to the subject matter of the disagreement, and (ii) there were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness in the Company’s internal controls over financial reporting disclosed in Item 1A of the Company’s Registration Statement on Form 10 that was filed with the Securities and Exchange Commission on April 27, 2023, and amended on June 12, 2023 and July 7, 2023 (the “Form 10”), which related to the accounting for the Company’s asset acquisitions completed during 2021 and prior periods regarding the allocation of the purchase price between building and site improvements. Specifically, management determined the Company did not maintain adequate controls over allocations of the purchase prices in the Company’s asset allocations relative to the fair values of the assets within the buildings and improvements the Company acquired due to an incorrect application of generally accepted accounting principles set forth in Accounting Standards Codification (“ASC”) 805 – Business Combinations. During the review of the Company’s purchase price allocation methodology in connection with the audit of its consolidated financial statements as of and for the year ended December 31, 2022, the Company determined to change its purchase price allocation methodology to allocate the purchase prices in its asset acquisitions to site improvements consistent with the principles set forth in ASC 805. The financial statements presented in the Form 10 reflected the corrected application of the principles set forth in ASC 805. The Managers of ExchangeRight, which perform the functions of the board of directors and audit committee of the Company, discussed the material weakness described above with Baker Tilly. The Company has authorized Baker Tilly to respond fully to the inquiries of the successor accountant concerning the subject matter of such “reportable event.”

The Company provided Baker Tilly with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Baker Tilly furnish the Company with a letter addressed to the SEC stating whether Baker Tilly agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of Baker Tilly's letter dated November 7, 2023 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

In conjunction with the competitive process for the review of other independent registered public accounting firms noted above, the Managers expect to engage Grant Thornton to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023, subject to satisfactory completion of its client acceptance procedures.

During the Company’s fiscal years ended December 31, 2022 and 2021 and the subsequent interim period preceding November 7, 2023, neither the Company nor anyone on its behalf consulted Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Grant Thornton to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter of Baker Tilly US, LLP to the Securities and Exchange Commission, dated November 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCHANGERIGHT INCOME FUND By: ExchangeRight Income Fund Trustee, LLC, its trustee By: ExchangeRight Real Estate, LLC, its manager

Date:	November 7, 2023	By:	/s/ David Fisher
David Fisher Executive Managing Principal